UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2014

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-32335	58-2558702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd., Ashland, Kentucky 41102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (606) 928-1131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01                Regulation FD Disclosure

On August 5, 2014, TX Holdings, Inc. (the “Company”), held an investor conference call to discuss the Company’s results of operations for the period ended June 30, 2014, and related matters.  A copy of the transcript for the conference call is furnished as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

The information, including without limitation all “forward looking statements,” contained in the transcript or provided in the conference call and related question and answer session speaks only as of August 5, 2014.

The information furnished in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The transcript contains, and representatives of the Company made, during the conference call and the related question and answer session, statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  All statements other than statements of historical fact included in the script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditure, and plans and objectives of management for future operations, are forward looking statements.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimates,” “anticipate,” “believe,” “should,” or “plans” or the negative thereof or variations thereon or similar terminology.  The Company cannot provide any assurance that such expectations will prove to have been correct.  Certain factors, including those factors set forth in the Company’s Securities and Exchange Commission filings, could cause actual results to differ materially from the Company’s expectations. Notwithstanding the above, Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, expressly state that the safe harbor for forwarding looking statements does not apply to companies that issue penny stocks.  Because we may from time to time be considered an issuer of penny stock, the safe harbor for forward looking statements under the PSLRA may not be applicable to us at certain times.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

99.1               TX Holdings, Inc. Transcript of Conference Call, dated August 5, 2014, furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TX HOLDINGS, INC.

Date: August 5, 2014	By:	/s/ William L. Shrewsbury
Chief Executive Officer and Chairman

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